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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): May 12, 1999




                              Derma Sciences, Inc.
             (Exact name of registrant as specified in its charter)





      Pennsylvania                     1-31070                   23-2328753
(State or other jurisdiction         (Commission               (IRS employer
     of incorporation)               File Number)         identification number)







                         214 Carnegie Center, Suite 100
                               Princeton, NJ 08540
                                 (609) 514-4744
                    (Address including zip code and telephone
                     number, of principal executive offices)




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Item 5.  Other Events

        On May 12, 1999, the shareholders of Registrant approved an amendment to Registrant's articles of incorporation to increase the number of authorized shares of Registrant's common stock from 15,000,000 to 30,000,000. This amendment became effective on May 26, 1999. For more information relative to this amendment and for a copy of Registrant's amended and restated articles of incorporation, please refer to Registrant's definitive proxy statement filed with the Securities and Exchange Commission on April 13, 1999.



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        Pursuant to the requirements of the Securities Exchange Act of 1934,
Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             DERMA SCIENCES, INC.



Date:  May 27, 1999                         By:/s/  Stephen T. Wills
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                                            Stephen T. Wills, CPA, MST
                                            Vice President and Chief Financial
                                            Officer





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